                                                                     Exhibit 4.1

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                               ------NUMBER------
                                 SM
                               ------------------

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           (C) SECURITY COLUMBIAN UNITED STATES BANKNOTE CORPORATION

                                                          --------SHARES--------

                                                          ----------------------

                                                             SEE REVERSE FOR
                                                           CERTAIN DEFINITIONS

                                                            CUSIP 855546 10 7

                                     [LOGO]
                                  STARMEDIA(R)

                               www.starmedia.com

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

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THIS CERTIFIES THAT

is the owner of
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  FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $0.001 EACH OF THE
                                COMMON STOCK OF

       ======================STARMEDIA NETWORK, INC.======================

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

      This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

      WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

/s/ Jack C. Chen

               President

                                     [STAMP]
                             STARMEDIA NETWORK, INC.
                                    CORPORATE
                                      SEAL
                                      1996
                                    DELAWARE

                                            /s/ Fernando J. Espuelas

                                            Chairman and Chief Executive Officer


               COUNTERSIGNED AND REGISTERED:
                     AMERICAN STOCK TRANSFER & TRUST COMPANY
                                (NEW YORK, N.Y.)
               BY                                         TRANSFER AGENT
                                                           AND REGISTRAR

                                                      AUTHORIZED OFFICER

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common
TEN ENT -- as tenants by the entireties
JT TEN  -- as joint tenants with right of survivorship and not as tenants in common
UNIF GIFT MIN ACT -- ...............Custodian.................
                         (Cust)                   (Minor)
                     under Uniform Gifts to Minors Act...........
                                                        (State)

Additional abbreviations may also be used though not in the above list.

For value received _____________ hereby sell, assign and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
______________________________________

______________________________________


________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________


________________________________________________________________________________


_________________________________________________________________________ shares of the capital stock represented by the within Certificate, and do hereby, irrevocably constitute, and appoint ___________________________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ________________________


        ________________________________________________________________________
NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS
        WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:


________________________________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATION AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.